                       PIMCO FUNDS: MULTI-MANAGER SERIES

                          Supplement Dated May 5, 2000
                                     to the
          Prospectus for Institutional and Administrative Class Shares
                              Dated April 3, 2000

             DISCLOSURE RELATING TO PIMCO INTERNATIONAL GROWTH FUND

     Change in Advisory Fee.   On or about May 8, 2000, the monthly advisory fee
payable by PIMCO International Growth Fund (the "Fund") to PIMCO Advisors L.P. will decrease by 0.10%, from 0.85% of the average daily net assets of the Fund to 0.75% of the average daily net assets of the Fund.

     The subsection of the Fund's Fund Summary captioned "Fees and Expenses of the Fund" is amended in its entirety to ready as follows.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                     Distribution                                        Total Annual
                              Advisory              and/or Service                 Other                Fund Operating
Share Class                     Fees                 (12b-1) Fees               Expenses(1)                Expenses
--------------------------------------------------------------------------------------------------------------------------
Institutional                  0.75%                    None                     0.50%                      1.25%
--------------------------------------------------------------------------------------------------------------------------
Administrative                 0.75                     0.25%                    0.50                       1.50
--------------------------------------------------------------------------------------------------------------------------

(1) Other Expenses reflects a 0.50% Administrative Fee paid by the class.

EXAMPLES. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                    Year 1                  Year 3                  Year 5                 Year 10
---------------------------------------------------------------------------------------------------------------------
Institutional                  $127                    $397                    $686                     $1,511
---------------------------------------------------------------------------------------------------------------------
Administrative                  153                     474                     818                      1,791
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